Exhibit 99.1

D.R. HORTON, INC., AMERICA’S BUILDER, REPORTS FISCAL 2018 THIRD QUARTER EARNINGS AND DECLARES QUARTERLY DIVIDEND OF $0.125 PER SHARE

ARLINGTON, Texas (Business Wire) - July 26, 2018
Fiscal 2018 Third Quarter Highlights - comparisons to the prior year quarter

•	Net income attributable to D.R. Horton increased 57% to $453.8 million or $1.18 per diluted share

•	Consolidated pre-tax income increased 39% to $616.2 million

•	Consolidated pre-tax profit margin improved 210 basis points to 13.9%

•	Net sales orders increased 13% in value to $4.4 billion and 12% in homes to 14,650

•	Homes closed increased 16% in value to $4.3 billion and 13% in homes to 14,114
Fiscal Year-to-Date Highlights - comparisons to the prior year period

•	Consolidated pre-tax income increased 30% to $1.5 billion

•	Consolidated pre-tax profit margin improved 140 basis points to 12.6%

•	Increasing fiscal 2018 guidance for consolidated pre-tax profit margin to a range of 12.7% to 12.9%
D.R. Horton, Inc. (NYSE:DHI), America’s Builder, today reported that net income attributable to D.R. Horton for the third fiscal quarter increased 57% to $453.8 million, or $1.18 per diluted share, compared to $289.0 million, or $0.76 per diluted share, in the same quarter of fiscal 2017. Homebuilding revenue for the third quarter of fiscal 2018 increased 17% to $4.3 billion from $3.7 billion in the same quarter of fiscal 2017. Homes closed in the quarter increased 13% to 14,114 homes compared to 12,497 homes closed in the same quarter of fiscal 2017.

For the nine months ended June 30, 2018, net income attributable to D.R. Horton increased 37% to $994.1 million, or $2.59 per diluted share, compared to $725.1 million, or $1.92 per diluted share, in the same period of fiscal 2017. Homebuilding revenue for the first nine months of fiscal 2018 increased 16% to $11.2 billion from $9.7 billion in the same period of fiscal 2017. Homes closed in the first nine months of 2018 increased 14% to 37,183 homes compared to 32,586 homes closed in the same period of fiscal 2017.

The Company’s effective tax rates for the three and nine month periods ended June 30, 2018 reflect a tax benefit from the rate reduction from the December Tax Cuts and Jobs Act of 2017 (Tax Act), an excess tax benefit related to stock-based compensation and the February Bipartisan Budget Act of 2018, which retroactively reinstated the federal tax credit for energy-efficient homes. The nine month period ended June 30, 2018 included a one-time non-cash income tax charge of $108.7 million to re-measure the Company’s net deferred tax assets as a result of the Tax Act.

Net sales orders for the third quarter ended June 30, 2018 increased 12% to 14,650 homes and 13% in value to $4.4 billion compared to 13,040 homes and $3.9 billion in the same quarter of the prior year. The Company’s cancellation rate (cancelled sales orders divided by gross sales orders) for the third quarter of fiscal 2018 was 21%, consistent with the prior year quarter. Net sales orders for the first nine months of fiscal 2018 increased 14% to 41,231 homes and 14% in value to $12.3 billion compared to 36,272 homes and $10.8 billion in the same period of fiscal 2017.

The Company’s homes in inventory at June 30, 2018 increased 8% to 29,800 homes compared to 27,600 homes at June 30, 2017. The Company's homebuilding land and lot portfolio at June 30, 2018 increased 10% to 277,700 lots, of which 44% were owned and 56% were controlled through option contracts, compared to 252,100 lots at June 30, 2017, of which 50% were owned and 50% were controlled through option contracts.

The Company ended the third quarter with $748.0 million of homebuilding unrestricted cash and a homebuilding debt to total capital ratio of 22.2%. Homebuilding debt to total capital consists of homebuilding notes payable divided by stockholders’ equity plus homebuilding notes payable.

Donald R. Horton, Chairman of the Board, said, “The D.R. Horton team is producing strong results in fiscal 2018. Net income for the quarter increased 57% to $453.8 million on a 17% increase in consolidated revenues to $4.4 billion. Our pre-tax profit margin improved 210 basis points to 13.9%, and the value of our net sales orders increased 13%. For the nine months ended June 30, 2018, consolidated pre-tax income, homebuilding revenues and homes closed increased 30%, 16% and 14%, respectively. These results reflect the strength of our experienced operational teams, diverse product offerings from our family of brands and solid market conditions across our broad national footprint.

“Our balance sheet strength, liquidity and continued earnings growth are increasing our strategic and financial flexibility, and we plan to maintain our disciplined, opportunistic position to enhance the long-term value of our company. We continue to expect to grow our revenues and pre-tax profits at a double-digit annual pace, while generating increasing annual operating cash flows and returns. With 29,800 homes in inventory at the end of June and 277,700 lots owned and controlled, we are well-positioned for the fourth quarter and fiscal 2019.”

Dividends
During the third quarter of fiscal 2018, the Company paid cash dividends of $47.2 million. The Company has also declared a quarterly cash dividend of $0.125 per common share that is payable on August 22, 2018 to stockholders of record on August 8, 2018.

Share Repurchases
The Company repurchased 608,537 shares of common stock for $27.0 million during the third quarter of fiscal 2018. Subsequent to quarter-end, the Company’s Board of Directors authorized the repurchase of up to $400 million of the Company’s common stock effective through September 2019, which replaced the prior authorization.

Forestar Segment
Forestar Group Inc. (NYSE:FOR)(“Forestar”), a majority-owned subsidiary of D.R. Horton, is a publicly-traded residential and real estate development company, which currently operates in 20 markets and 11 states. Forestar’s results of operations for the three month period ended June 30, 2018 and from October 5, 2017 (acquisition date) through June 30, 2018 are fully consolidated in the Company’s financial statements with the 25% interest not owned by the Company reported as noncontrolling interests. These results are included in the Company’s segment information following the consolidated financials. On its conference call today, the Company will provide an update on Forestar’s operations and expectations regarding Forestar's future growth plans.

Guidance
Based on current market conditions and the Company’s results for the first nine months of fiscal 2018, D.R. Horton is increasing its fiscal 2018 guidance for consolidated pre-tax profit margin to a range of 12.7% to 12.9%. The Company will provide guidance for its fourth quarter of fiscal 2018 and preliminary guidance for fiscal 2019 on its conference call today.

Presentation
Consistent with the first half of fiscal 2018, the Company’s consolidated balance sheets and statements of operations present its homebuilding, Forestar land development, financial services and other operations on a combined basis. Prior year amounts have also been combined to reflect this presentation. See the segment information following the consolidated financials for detailed financial information for all of the Company’s reporting segments.

Conference Call and Webcast Details
The Company will host a conference call today (Thursday, July 26) at 8:30 a.m. Eastern Time. The dial-in number is 877-407-8033, and the call will also be webcast from the Company’s website at investor.drhorton.com.

About D.R. Horton, Inc.
D.R. Horton, Inc., America’s Builder, has been the largest homebuilder by volume in the United States for sixteen consecutive years. Founded in 1978 in Fort Worth, Texas, D.R. Horton has operations in 80 markets in 26 states across the United States and closed 50,348 homes in the twelve-month period ended June 30, 2018. The Company is engaged in the construction and sale of high-quality homes through its diverse brand portfolio that includes D.R. Horton, Emerald Homes, Express Homes and Freedom Homes with sales prices ranging from $100,000 to over $1,000,000. D.R. Horton also provides mortgage financing and title services for homebuyers through its mortgage and title subsidiaries.

Forward-Looking Statements
Portions of this document may constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Although D.R. Horton believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. All forward-looking statements are based upon information available to D.R. Horton on the date this release was issued. D.R. Horton does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements in this release include that our balance sheet strength, liquidity and continued earnings growth are increasing our strategic and financial flexibility; we plan to maintain our disciplined, opportunistic position to enhance the long-term value of our company; we continue to expect to grow our revenues and pre-tax profits at a double-digit annual pace, while generating increasing annual operating cash flows and returns; and with 29,800 homes in inventory at the end of June and 277,700 lots owned and controlled, we are well-positioned for the fourth quarter and fiscal 2019. The forward-looking statements also include all metrics in the Guidance section of this release and in the Forestar segment information.

Factors that may cause the actual results to be materially different from the future results expressed by the forward-looking statements include, but are not limited to: the cyclical nature of the homebuilding industry and changes in economic, real estate and other conditions; constriction of the credit markets, which could limit our ability to access capital and increase our costs of capital; reductions in the availability of mortgage financing provided by government agencies, changes in government financing programs, a decrease in our ability to sell mortgage loans on attractive terms or an increase in mortgage interest rates; the risks associated with our land and lot inventory; our ability to effect our growth strategies, acquisitions or investments successfully; home warranty and construction defect claims; the effects of a health and safety incident; the effects of negative publicity; supply shortages and other risks of acquiring land, building materials and skilled labor; the impact of an inflationary, deflationary or higher interest rate environment; reductions in the availability of performance bonds; increases in the costs of owning a home; the effects of governmental regulations and environmental matters on our homebuilding operations; the effects of governmental regulations on our financial services operations; our significant debt and our ability to comply with related debt covenants, restrictions and limitations; competitive conditions within the homebuilding and financial services industries; the effects of the loss of key personnel; and information technology failures and data security breaches. Additional information about issues that could lead to material changes in performance is contained in D.R. Horton’s annual report on Form 10-K and our most recent quarterly report on Form 10-Q, both of which are filed with the Securities and Exchange Commission (SEC).

Contact
D.R. Horton, Inc.
Jessica Hansen, 817-390-8200
Vice President of Investor Relations
InvestorRelations@drhorton.com

D.R. HORTON, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30, 2018	September 30, 2017
	(In millions)
ASSETS
Cash and cash equivalents	$1,178.2	$1,007.8
Restricted cash	58.7	16.5
Inventories:
Construction in progress and finished homes	5,194.8	4,606.0
Residential land and lots — developed, under development, held for development and held for sale	5,108.5	4,631.1
	10,303.3	9,237.1
Investment in unconsolidated entities	32.2	—
Mortgage loans held for sale	679.9	587.3
Deferred income taxes, net of valuation allowance of $29.3 million and $11.2 million at June 30, 2018 and September 30, 2017, respectively	204.6	365.0
Property and equipment, net	385.2	325.0
Other assets	642.1	565.9
Goodwill	109.2	80.0
Total assets	$13,593.4	$12,184.6
LIABILITIES
Accounts payable	$655.3	$580.4
Accrued expenses and other liabilities	1,074.6	985.0
Notes payable	3,093.6	2,871.6
Total liabilities	4,823.5	4,437.0

EQUITY
Common stock, $.01 par value, 1,000,000,000 shares authorized, 387,651,773 shares issued and 376,993,165 shares outstanding at June 30, 2018 and 384,036,150 shares issued and 374,986,079 shares outstanding at September 30, 2017	3.9	3.8
Additional paid-in capital	3,064.4	2,992.2
Retained earnings	5,798.8	4,946.0
Treasury stock, 10,658,608 shares and 9,050,071 shares at June 30, 2018 and September 30, 2017, respectively, at cost	(269.8)	(194.9)
Stockholders’ equity	8,597.3	7,747.1
Noncontrolling interests	172.6	0.5
Total equity	8,769.9	7,747.6
Total liabilities and equity	$13,593.4	$12,184.6

D.R. HORTON, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2018	2017	2018	2017
	(In millions, except per share data)
Revenues	$4,435.3	$3,776.4	$11,562.9	$9,931.9
Cost of sales	3,397.2	2,961.1	8,939.0	7,778.9
Selling, general and administrative expense	434.9	374.5	1,219.9	1,055.5
Equity in earnings of unconsolidated entities	(0.4)	—	(3.1)	—
Gain on sale of assets	—	—	(14.5)	—
Other (income) expense	(12.6)	(3.7)	(30.7)	(19.0)
Income before income taxes	616.2	444.5	1,452.3	1,116.5
Income tax expense	162.5	155.5	458.9	391.4
Net income	453.7	289.0	993.4	725.1
Net loss attributable to noncontrolling interests	(0.1)	—	(0.7)	—
Net income attributable to D.R. Horton, Inc.	$453.8	$289.0	$994.1	$725.1
Basic:
Net income per share	$1.20	$0.77	$2.64	$1.94
Weighted average number of common shares	377.4	374.8	376.6	374.1
Diluted:
Net income per share	$1.18	$0.76	$2.59	$1.92
Adjusted weighted average number of common shares	383.4	379.4	383.6	378.5
Other Consolidated Financial Data:
Interest charged to cost of sales	$35.4	$38.7	$96.0	$110.7
Depreciation and amortization	$13.5	$13.1	$46.6	$40.4
Interest incurred	$31.0	$32.4	$93.8	$99.4

D.R. HORTON, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended June 30,
	2018	2017
	(In millions)
OPERATING ACTIVITIES
Net income	$993.4	$725.1
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	46.6	40.4
Amortization of discounts and fees	6.3	3.9
Stock based compensation expense	46.3	40.4
Equity in earnings of unconsolidated entities	(3.1)	—
Distributions of earnings of unconsolidated entities	0.2	—
Excess income tax benefit from employee stock awards	—	(10.5)
Deferred income taxes	160.3	92.0
Inventory and land option charges	42.8	19.9
Gain on sale of assets	(14.5)	—
Changes in operating assets and liabilities:
Increase in construction in progress and finished homes	(590.6)	(870.9)
Increase in residential land and lots – developed, under development, held for development and held for sale	(359.8)	(352.2)
Increase in other assets	(34.6)	(29.5)
(Increase) decrease in mortgage loans held for sale	(92.4)	26.2
Increase in accounts payable, accrued expenses and other liabilities	105.6	129.5
Net cash provided by (used in) operating activities	306.5	(185.7)
INVESTING ACTIVITIES
Expenditures for property and equipment	(110.1)	(103.5)
Proceeds from sale of assets	261.1	—
Increase in restricted cash	(42.2)	(9.9)
Investment in unconsolidated entities	(0.1)	—
Return of investment in unconsolidated entities	15.5	—
Net principal (increase) decrease of other mortgage loans and real estate owned	(0.8)	5.3
Purchases of debt securities collateralized by residential real estate	—	(8.8)
Payments related to business acquisitions, net of cash acquired	(158.1)	(4.1)
Net cash used in investing activities	(34.7)	(121.0)
FINANCING ACTIVITIES
Proceeds from notes payable	2,164.3	700.0
Repayment of notes payable	(2,179.5)	(1,051.4)
Advances on mortgage repurchase facility, net	106.3	0.4
Proceeds from stock associated with certain employee benefit plans	36.2	34.3
Excess income tax benefit from employee stock awards	—	10.5
Cash paid for shares withheld for taxes	(10.3)	(5.1)
Cash dividends paid	(141.3)	(112.2)
Repurchases of common stock	(74.9)	(60.6)
Distributions to noncontrolling interests, net	(2.2)	—
Net cash used in financing activities	(101.4)	(484.1)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	170.4	(790.8)
Cash and cash equivalents at beginning of period	1,007.8	1,303.2
Cash and cash equivalents at end of period	$1,178.2	$512.4

D.R. HORTON, INC.
SEGMENT INFORMATION
(UNAUDITED)

	June 30, 2018
	Homebuilding	Forestar (1)	Financial Services	Other (2)	Eliminations (3)	Other Adjustments (4)	Consolidated
	(In millions)
Assets
Cash and cash equivalents	$748.0	$367.7	$43.1	$19.4	$—	$—	$1,178.2
Restricted cash	11.2	40.0	7.5	—	—	—	58.7
Inventories:
Construction in progress and finished homes	5,194.8	—	—	—	—	—	5,194.8
Residential land and lots — developed, under development, held for development and held for sale	4,715.5	360.8	—	—	0.4	31.8	5,108.5
	9,910.3	360.8	—	—	0.4	31.8	10,303.3
Investment in unconsolidated entities	—	18.0	—	—	—	14.2	32.2
Mortgage loans held for sale	—	—	679.9	—	—	—	679.9
Deferred income taxes, net	203.2	1.3	—	—	—	0.1	204.6
Property and equipment, net	205.5	1.8	3.0	174.9	—	—	385.2
Other assets	594.2	21.2	44.0	3.4	(39.5)	18.8	642.1
Goodwill	80.0	—	—	—	—	29.2	109.2
	$11,752.4	$810.8	$777.5	$197.7	$(39.1)	$94.1	$13,593.4
Liabilities
Accounts payable	$641.8	$7.4	$3.9	$5.4	$(3.2)	$—	$655.3
Accrued expenses and other liabilities	1,007.6	72.8	38.9	12.8	(36.7)	(20.8)	1,074.6
Notes payable	2,447.1	110.5	526.3	—	—	9.7	3,093.6
	$4,096.5	$190.7	$569.1	$18.2	$(39.9)	$(11.1)	$4,823.5

	September 30, 2017
	Homebuilding	Financial Services	Other (2)	Consolidated
	(In millions)
Assets
Cash and cash equivalents	$973.0	$24.1	$10.7	$1,007.8
Restricted cash	9.3	7.2	—	16.5
Inventories:
Construction in progress and finished homes	4,606.0	—	—	4,606.0
Residential land and lots — developed, under development, held for development and held for sale	4,631.1	—	—	4,631.1
	9,237.1	—	—	9,237.1
Mortgage loans held for sale	—	587.3	—	587.3
Deferred income taxes, net	365.0	—	—	365.0
Property and equipment, net	194.4	3.0	127.6	325.0
Other assets	518.7	42.2	5.0	565.9
Goodwill	80.0	—	—	80.0
	$11,377.5	$663.8	$143.3	$12,184.6
Liabilities
Accounts payable	$575.6	$1.5	$3.3	$580.4
Accrued expenses and other liabilities	933.1	35.6	16.3	985.0
Notes payable	2,451.6	420.0	—	2,871.6
	$3,960.3	$457.1	$19.6	$4,437.0
__________________

(1)	Amounts are presented on Forestar’s historical cost basis.

(2)	Amounts represent the aggregate balances of certain subsidiaries that are immaterial for separate reporting.

(3)	Amounts represent the elimination of intercompany transactions with Forestar and the reclassification of Forestar interest expense to inventory.

(4)	Amounts represent purchase accounting adjustments related to the Forestar acquisition.

D.R. HORTON, INC.
SEGMENT INFORMATION
(UNAUDITED)

	Three Months Ended June 30, 2018
	Homebuilding	Forestar (1)	Financial Services	Other (2)	Eliminations (3)	Other Adjustments (4)	Consolidated
	(In millions)
Revenues:
Home sales	$4,265.5	$—	$—	$—	$—	$—	$4,265.5
Land/lot sales and other	59.1	23.6	—	—	(8.8)	(1.2)	72.7
Financial services	—	—	97.1	—	—	—	97.1
	4,324.6	23.6	97.1	—	(8.8)	(1.2)	4,435.3
Cost of sales:
Home sales	3,332.8	—	—	—	—	—	3,332.8
Land/lot sales and other	45.4	10.0	—	—	(5.6)	5.7	55.5
Inventory and land option charges	8.9	—	—	—	—	—	8.9
	3,387.1	10.0	—	—	(5.6)	5.7	3,397.2
Selling, general and administrative expense	349.1	6.5	71.1	8.1	—	0.1	434.9
Equity in earnings of unconsolidated entities	—	(1.0)	—	—	—	0.6	(0.4)
Gain on sale of assets	—	(1.3)	—	—	—	1.3	—
Interest expense	—	1.6	—	—	(1.6)	—	—
Other (income) expense	(1.3)	(2.7)	(4.3)	(5.0)	—	0.7	(12.6)
Income (loss) before income taxes	$589.7	$10.5	$30.3	$(3.1)	$(1.6)	$(9.6)	$616.2

	Nine Months Ended June 30, 2018
	Homebuilding	Forestar (1)	Financial Services	Other (2)	Eliminations (3)	Other Adjustments (4)	Consolidated
	(In millions)
Revenues:
Home sales	$11,122.1	$—	$—	$—	$—	$—	$11,122.1
Land/lot sales and other	109.2	77.0	—	—	(17.3)	(1.2)	167.7
Financial services	—	—	273.1	—	—	—	273.1
	11,231.3	77.0	273.1	—	(17.3)	(1.2)	11,562.9
Cost of sales:
Home sales	8,761.7	—	—	—	—	—	8,761.7
Land/lot sales and other	88.7	45.5	—	—	(12.3)	12.6	134.5
Inventory and land option charges	42.8	—	—	—	—	—	42.8
	8,893.2	45.5	—	—	(12.3)	12.6	8,939.0
Selling, general and administrative expense	976.6	25.6	199.6	17.8	—	0.3	1,219.9
Equity in earnings of unconsolidated entities	—	(10.1)	—	—	—	7.0	(3.1)
Gain on sale of assets	(13.4)	(4.0)	—	—	—	2.9	(14.5)
Interest expense	—	5.8	—	—	(5.8)	—	—
Other (income) expense	(4.6)	(4.9)	(10.5)	(11.4)	—	0.7	(30.7)
Income (loss) before income taxes	$1,379.5	$19.1	$84.0	$(6.4)	$0.8	$(24.7)	$1,452.3
Summary Cash Flow Information:
Cash provided by (used in) operating activities	$565.2	$(219.2)	$(27.0)	$(4.4)	$—	$(8.1)	$306.5
__________________

(1)	Results are presented from the date of acquisition and on Forestar’s historical cost basis.

(2)	Amounts represent the aggregate results of certain subsidiaries that are immaterial for separate reporting.

(3)	Amounts represent the elimination of intercompany transactions with Forestar and the reclassification of Forestar interest expense to inventory.

(4)	Amounts represent purchase accounting adjustments related to the Forestar acquisition.

D.R. HORTON, INC.
SEGMENT INFORMATION
(UNAUDITED)

	Three Months Ended June 30, 2017
	Homebuilding	Financial Services	Other (1)	Consolidated
	(In millions)
Revenues:
Home sales	$3,662.3	$—	$—	$3,662.3
Land/lot sales and other	22.2	—	—	22.2
Financial services	—	91.9	—	91.9
	3,684.5	91.9	—	3,776.4
Cost of sales:
Home sales	2,936.9	—	—	2,936.9
Land/lot sales and other	18.8	—	—	18.8
Inventory and land option charges	5.4	—	—	5.4
	2,961.1	—	—	2,961.1
Selling, general and administrative expense	309.5	62.1	2.9	374.5
Other (income) expense	(1.3)	(4.1)	1.7	(3.7)
Income (loss) before income taxes	$415.2	$33.9	$(4.6)	$444.5

	Nine Months Ended June 30, 2017
	Homebuilding	Financial Services	Other (1)	Consolidated
	(In millions)
Revenues:
Home sales	$9,618.1	$—	$—	$9,618.1
Land/lot sales and other	56.9	—	—	56.9
Financial services	—	256.9	—	256.9
	9,675.0	256.9	—	9,931.9
Cost of sales:
Home sales	7,713.8	—	—	7,713.8
Land/lot sales and other	45.2	—	—	45.2
Inventory and land option charges	19.9	—	—	19.9
	7,778.9	—	—	7,778.9
Selling, general and administrative expense	872.4	175.0	8.1	1,055.5
Other (income) expense	(7.8)	(10.8)	(0.4)	(19.0)
Income (loss) before income taxes	$1,031.5	$92.7	$(7.7)	$1,116.5
Summary Cash Flow Information:
Cash (used in) provided by operating activities	$(259.6)	$76.9	$(3.0)	$(185.7)
__________________

(1)	Amounts represent the aggregate results of certain subsidiaries that are immaterial for separate reporting.

D.R. HORTON, INC.
ORDERS, CLOSINGS AND BACKLOG
($s in millions)

NET SALES ORDERS
	Three Months Ended June 30,				Nine Months Ended June 30,
	2018		2017		2018		2017
	Homes	Value	Homes	Value	Homes	Value	Homes	Value
East	1,948	$557.9	1,642	$453.8	5,369	$1,523.2	4,579	$1,297.9
Midwest	546	221.2	457	177.9	1,713	672.6	1,463	570.3
Southeast	4,722	1,253.5	4,401	1,151.0	13,408	3,582.5	12,019	3,143.2
South Central	4,478	1,133.3	3,691	926.4	12,292	3,094.5	10,858	2,709.0
Southwest	917	230.5	816	186.7	2,507	607.3	2,019	466.2
West	2,039	969.8	2,033	976.2	5,942	2,850.2	5,334	2,638.5
	14,650	$4,366.2	13,040	$3,872.0	41,231	$12,330.3	36,272	$10,825.1

HOMES CLOSED
	Three Months Ended June 30,				Nine Months Ended June 30,
	2018		2017		2018		2017
	Homes	Value	Homes	Value	Homes	Value	Homes	Value
East	1,881	$529.1	1,724	$482.1	4,800	$1,357.5	4,086	$1,160.5
Midwest	654	255.6	511	201.9	1,576	620.6	1,340	519.6
Southeast	4,720	1,262.8	4,330	1,136.1	12,399	3,292.5	11,362	2,987.3
South Central	4,009	1,002.8	3,604	904.9	10,823	2,724.5	9,761	2,458.5
Southwest	768	180.6	657	152.6	2,173	505.2	1,644	383.9
West	2,082	1,034.6	1,671	784.7	5,412	2,621.8	4,393	2,108.3
	14,114	$4,265.5	12,497	$3,662.3	37,183	$11,122.1	32,586	$9,618.1

SALES ORDER BACKLOG
	As of June 30,
	2018		2017
	Homes	Value	Homes	Value
East	2,113	$618.5	1,794	$520.5
Midwest	556	224.5	593	234.7
Southeast	5,066	1,395.0	4,710	1,277.6
South Central	5,584	1,432.4	4,937	1,268.6
Southwest	1,177	294.7	1,030	232.9
West	2,040	1,013.4	2,097	1,110.7
	16,536	$4,978.5	15,161	$4,645.0